UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2008

ALERITAS CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-51423	20-2679740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7400 College Blvd., Suite 250, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 323-9200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Aleritas Capital Corp., formerly Brooke Credit Corporation, entered into an Amendment to one of its Credit and Security Agreements with DZ Bank AG Deutsche Zentral-Genossenschaftsbank (“DZ”) and one of Aleritas’ subsidiaries. The following summary of the amendment is qualified by reference to the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein in its entirety by reference.

•	Prepayment Penalties, Non-use Fees and Make-Whole Fees are eliminated.

•	The Termination Date means June 19, 2008. Thus, no further advances will be made on the line, which is limited to $40 million.

•	The Schedule Program Maturity Date was extended to August 27, 2010, which is the date the facility is scheduled to be repaid.

•	Aleritas agrees to repay the facility in such a way that the outstanding principal will be equal to or less than $30 million as of December 31, 2008 and $20 million as of June 30, 2009.

•	Aleritas agrees to maintain a Tangible Net Worth of not less than $50 million, and Brooke Corporation agrees that it will maintain a Tangible Net Worth of not less than $30 million.

•	Aleritas agrees to make a monthly payment of $400,000 to reduce principal.

•	Aleritas agrees to pay DZ twenty percent (20%) of any proceeds of any stock or other equity interests raised to reduce principal.

In addition, Aleritas’ parent and sister company, Brooke Corporation and Brooke Capital Corporation, respectively, provided certain guaranties and security to DZ. Brooke Corporation and Brooke Capital Corporation both guaranteed repayment of the debt, and both companies provided a security interest in one of their subsidiaries, which would be accessible upon nonpayment, or other defaults as described in the Credit and Security Agreement and amendments thereto. The foregoing summary is qualified by reference to the documents, which are attached hereto as Exhibits 10.2 through 10.5 and incorporated herein in their entirety by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Amendment Amended and Restated Credit and Security Agreement dated August 29, 2006.

Exhibit 10.2	Brooke Capital Corporation Pledge Agreement dated June 19, 2008.

Exhibit 10.3	Brooke Capital Corporation Guaranty and Security Agreement dated June 19, 2008.

Exhibit 10.4	Brooke Investment, Inc. Guaranty and Security Agreement dated June 19, 2008.

Exhibit 10.5	Brooke Agency Services Company, LLC Security Agreement dated June 19, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 06/25/08

ALERITAS CAPITAL CORP.

/s/ Gary Eastman
Gary Eastman
General Counsel and Corporate Secretary

Exhibits

Exhibit 10.1	Amendment Amended and Restated Credit and Security Agreement dated August 29, 2006.

Exhibit 10.2	Brooke Capital Corporation Pledge Agreement dated June 19, 2008.

Exhibit 10.3	Brooke Capital Corporation Guaranty and Security Agreement dated June 19, 2008.

Exhibit 10.4	Brooke Investment, Inc. Guaranty and Security Agreement dated June 19, 2008.

Exhibit 10.5	Brooke Agency Services Company, LLC Security Agreement dated June 19, 2008.